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                                                                    EXHIBIT 3.65

BCA-2.10 (REV. JUL. 1984)

       SUBMIT IN DUPLICATE                     JIM EDGAR                FILE #
PAYMENT MUST BE MADE BY CERTIFIED         SECRETARY OF STATE                  THIS SPACE FOR USE BY
CHECK, CASHIERS' CHECK OR A MONEY          STATE OF ILLINOIS                    SECRETARY OF STATE
ORDER, PAYABLE TO "SECRETARY OF                                         Date     11-21-84
STATE."                                 ARTICLES OF INCORPORATION       License Fee        $     .50
       DO NOT SEND CASH!                                                Franchise Fee      $   25.00
                                                                        Filing Fee         $   75.00
                                                                                           ---------
                                                                        Clerk              $  100.50
                                                                                           ---------

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned incorporator(s) hereby adopt the following Articles of Incorporation.

ARTICLE ONE   The name of the corporation is MACNEAL HEALTH PROVIDERS, INC.
                                            ------------------------------------
               (Shall contain the word "corporation", "company", "incorporated",

              ------------------------------------------------------------------
                     ("limited", or an abbreviation thereof)

ARTICLE TWO   The name and address of the initial registered agent and its registered office are:

              Registered Agent    Terry             L.               Kline
                               -------------------------------------------------
                                First Name      Middle Name        Last Name

              Registered Office   3249 South Oak Park Avenue
                               -------------------------------------------------
                                 Number   Street    Suite # (A.P.O. Box alone
                                                    is not acceptable)

                                    Berwin          60402              Cook
                               -------------------------------------------------
                                     City          Zip Code            County

ARTICLE THREE The purpose or purposes for which the corporation is organized are:

                        IF NOT SUFFICIENT SPACE TO COVER THIS POINT, ADD ONE OR MORE SHEETS OF THIS SIZE

              The transaction of any or all lawful businesses for which a corporation may be incorporated under the Illinois Business Corporation Act.

ARTICLE FOUR  Paragraph 1:  The authorized shares shall be:

                                                 NUMBER OF SHARES
    CLASS           *PAR VALUE PER SHARE            AUTHORIZED
------------------------------------------------------------------
    Common                  NPV                      10,000
------------------------------------------------------------------
------------------------------------------------------------------
------------------------------------------------------------------

              Paragraph 2: The preference, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

                        IF NOT SUFFICIENT SPACE TO COVER THIS POINT, ADD ONE OR MORE SHEETS OF THIS SIZE

              These Articles of Incorporation and the By-Laws of the corporation may be altered, amended or repealed only by the vote or written consent of two-thirds of the outstanding shares entitled to vote.

ARTICLE FIVE  The number of shares to be issued initially, and the consideration to be received by the corporation therefor, are:

           *PAR VALUE    NUMBER OF SHARES      CONSIDERATION TO BE
  CLASS    PER SHARE   PROPOSED TO BE ISSUED    RECEIVED THEREFOR
------------------------------------------------------------------
  Common      NPV              100                $ 1,000,000
-------------------------------------------------------------
                                                  $
-------------------------------------------------------------
                                                  $
-------------------------------------------------------------
                                                  $
-------------------------------------------------------------
                                         TOTAL    $  1,000.00
                                                  ===========

*A declaration as to a "par value" is optional. This space may be marked "n/a" when no reference to a par value is desired.

ARTICLE SIX OPTIONAL

              The number of directors constituting the initial board of directors of the corporation is 3 , and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:

                            NAME                       RESIDENTIAL ADDRESS
              ------------------------------------------------------------------
              ------------------------------------------------------------------
              ------------------------------------------------------------------
              ------------------------------------------------------------------

ARTICLE SEVEN OPTIONAL

              (a) It is estimated that the value of all property to be owned by the corporation for the following year wherever located
                     will be:                                     $_____________

              (b) It is estimated that the value of the property to be located within the State of Illinois during the following
                     year will be:                                $_____________

              (c) It is estimated that the gross amount of business which will be transacted by the corporation during the following
                     year will be:                                $_____________

              (d) It is estimated that the gross amount of business which will be transacted from places of business in the State of Illinois during the following year will be: $_____________

ARTICLE EIGHT OTHER PROVISIONS

              ATTACH A SEPARATE SHEET OF THIS SIZE FOR ANY OTHER PROVISION TO E INCLUDED IN THE ARTICLES OF INCORPORATION, E.G., AUTHORIZING PRE-EMPTIVE RIGHTS; DENYING CUMULATIVE VOTING; REGULATING INTERNAL AFFAIRS, VOTING MAJORITY REQUIREMENTS; FIXING A DURATION OTHER THAN PERPETUAL, ETC.

                       NAMES & ADDRESSES OF INCORPORATORS

      The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated: November 15, 1984

               SIGNATURES AND NAMES                         POST OFFICE ADDRESS
1.   /s/  Joseph A. Tecson                    1.  140 South Dearborn Street, Suite 800
    ----------------------------------------     -------------------------------------
                       Signature                                  Street
    ----------------------------------------     -------------------------------------
     Joseph A. Tecson                             Chicago, IL  60603
    ----------------------------------------     -------------------------------------
     Name (please print)                          City/Town       State         Zip
    ----------------------------------------     -------------------------------------
    ----------------------------------------     -------------------------------------
2.  ----------------------------------------  2. -------------------------------------
    ----------------------------------------     -------------------------------------
                       Signature                                  Street
    ----------------------------------------     -------------------------------------
     Name (please print)                          City/Town       State         Zip
    ----------------------------------------     -------------------------------------
    ----------------------------------------     -------------------------------------
3.  ----------------------------------------  3. -------------------------------------
                       Signature                                  Street
    ----------------------------------------     -------------------------------------
    ----------------------------------------     -------------------------------------
     Name (please print)                          City/Town       State         Zip
    ----------------------------------------     -------------------------------------

(Signatures must be in ink on original document. Carbon copy, xerox or rubber stamp signature may only be used on conformed copies)

NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its President or Vice-President and verified by him, and attested by its Secretary or an Assistant Secretary.

                                  FORM BCA-2.10

File No.____________

                            ARTICLES OF INCORPORATION

                                  FEE SCHEDULE

The following fees are required to e paid at the time of issuing the Certificate of Incorporation: FILING FEE $75.00; INITIAL LICENSE FEE of 1/20th of 1% of the consideration to be received for initial issued shares (see Art 5), MINIMUM $.50; INITIAL FRANCHISE TAX of 1/10th of 1% of the consideration to be received for initial issued shares (see Art 5), MINIMUM $25.00.

                              EXAMPLES OF TOTAL DUE

  Consideration to                         TOTAL
     be Received                           DUE*
--------------------                      -------
Up to    $1,000                           $100.50

         $5,000                           $102.50

        $10,000                           $105.00

        $25,000                           $112.50

        $50,000                           $150.00

       $100,000                           $225.00

*INCLUDES FILING FEE + LICENSE FEE + FRANCHISE TAX

                                   RETURN TO:

                             Corporation Department
                               Secretary of State
                           Springfield, Illinois 62756
                            Telephone: (217) 782-6961